Oppenheimer ETF Trust

Oppenheimer Emerging Markets Revenue ETF

Oppenheimer Global Revenue ETF

Supplement dated May 18, 2018 to the

Prospectus dated October 27, 2017

This supplement amends the Prospectus of the above referenced funds (each a “Fund”), each a series of Oppenheimer ETF Trust, and is in addition to any other supplement(s). Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus.

Effective May 31, 2018:

1.	The following sentence is added to the second paragraph of each of the sections titled “The Fund Summaries—Oppenheimer Emerging Markets Revenue ETF—Principal Investment Strategies” and “The Fund Summaries—Oppenheimer Global Revenue ETF—Principal Investment Strategies”:

In cases where a constituent security enters the Parent Index at less than its full free-float adjusted market capitalization weight, the Underlying Index will adjust the revenue weighting of the security using methodology analogous to the process used by the Index Provider to adjust the market capitalization in the Parent Index.

2.	The following is added to the section titled “More About The Funds—Risks Specific to Each Fund”:

China A Shares Through Stock Connect Risk. (Other Risk for Oppenheimer Emerging Markets Revenue ETF and Oppenheimer Global Revenue ETF):

China A Shares are shares of companies incorporated in the People's Republic of China ("PRC") and listed on the Shanghai Stock Exchange ("SSE") or the Shenzhen Stock Exchange ("SZSE") or other PRC exchange (collectively with SSE and SZE, the “A Share Exchanges.” The China A Shares market is an active Chinese market that includes a large number of Chinese equities as well as smaller or emerging Chinese companies that may not list shares elsewhere. The China Securities Regulatory Commission ("CSRC") and the Securities and Futures Commission of Hong Kong have approved programs which establish mutual stock market access between the PRC and Hong Kong, via the Shanghai-Hong Kong Stock Connect and the Shenzhen-Hong Kong Stock Connect (collectively with any future analogous stock connect programs, "Stock Connect"). Stock Connect is a securities trading and clearing program developed by Hong Kong Exchanges and Clearing Limited, the A Share Exchanges and China Securities Depository and Clearing Corporation Limited. .

Trading on Stock Connect is subject to an aggregated daily quota on purchases that can change without notice, restricting a Fund's ability to invest in China A Shares on a timely basis. The Stock Exchange of Hong Kong Limited and any A Share Exchange may suspend trading of individual securities or more broadly in response to market events, which may adversely affect the Fund's ability to access the PRC market. Stock Connect only operates on days when both markets are open for trading and banks in both markets are also open on corresponding settlement days, thus the Fund may not be able to trade China A Shares on days when Stock Connect is not trading but normal trading for the PRC market otherwise occurs. Prices may fluctuate on China A Shares on days when Stock Connect is not trading. The Fund's ability to enter and exit trades via Stock Connect on a timely basis is also restricted by a prohibition on turnaround (day) trading on the China A Shares market (i.e., investors cannot purchase and sell the same securities via Stock Connect in the same trading day). Stock Connect relies on the maintenance by relevant market participants of certain information technology, risk management and other requirements. There is no assurance that relevant exchange trading systems and market participants will function properly or continue to adapt to changes. If relevant systems fail to function properly, trading disruptions can occur that adversely affect the Fund's ability to access the China A Shares market. The Fund is also subject to risks related to the clearing and settlement of securities, including for example where a default occurs in connection with the settlement of cross border trades that could cause potential delays in the Fund's recovery process or its ability to fully recover losses. It is expected that the list of eligible securities on Stock Connect will be subject to review and may change periodically. Hong Kong and overseas investors are subject to a restriction on single foreign investors' holding no more than 10% of the total issue shares, as well as a restriction that, in the aggregate, foreign investors' hold no more than 30% of the total issue shares. Therefore, foreign investors could be required to unwind their positions if excessive shareholding restrictions are exceeded.

Regulations and implementation rules applicable to Stock Connect are novel and untested, and it is uncertain as to how they will be applied. There is also general uncertainty regarding changes in government policies, taxation, currency repatriation restrictions, permitted foreign ownership levels and other laws or regulations that impact Stock Connect. There is also uncertainty about an investor’s ability to enforce its rights against the PRC issuer itself where the investor holds shares only through Stock Connect. Under current PRC and CSRC tax guidance, capital gains realized by a Fund from trading of eligible China A Shares on the SSE under Stock Connect may currently enjoy a temporary exemption from PRC income and business tax. It is not known when such exemption will expire and whether other taxes will be applicable to trading securities under Stock Connect in the future. There is no guarantee that relevant tax regulations and guidance, including the temporary tax exemption with respect to Stock Connect, will continue to apply or, will not be repealed and re-imposed retrospectively, or that no new tax regulations and practices relating to Stock Connect will be promulgated in the future, possibly with retroactive effect. Such changes could have a significant adverse effect on the Fund, including reducing returns, reducing the value of the Fund's investments, and possibly impairing capital invested by the Fund.

May 18, 2018                                                                                                              PS0000.190